SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 19, 2002

STARBUCKS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2401 Utah Avenue South
Seattle, Washington 98134
(Address of principal executive offices, including zip code)

(206) 447-1575
(Registrants’ telephone number, including area code)

Item 5. Other Events
SIGNATURE
EXHIBIT 99

Item 5. Other Events

     Attached hereto as Exhibit No. 99 and incorporated herein by reference, is the text of a press release of Starbucks Corporation dated June 19, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starbucks Corporation (Registrant)

Dated: June 19, 2002	/s/ MICHAEL CASEY

By: Michael Casey executive vice president and chief financial officer